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                                                                      Exhibit 32


                CERTIFICATION OF FORM 10-Q FOR THE QUARTER ENDED
                      JANUARY 31, 2004, PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned Chief Executive Officer and Chief Financial Officer of Stewart Enterprises, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act, that:

- the Quarterly Report on Form 10-Q for the quarter ended January 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

- the information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Stewart Enterprises, Inc.


This certification is being furnished solely to comply with the requirements of
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as a part of the Form 10-Q.

A signed original of this written statement required by Section 906 has been provided to Stewart Enterprises, Inc. and will be retained by Stewart Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  March 11, 2004





                                                     /s/ WILLIAM E. ROWE
                                          --------------------------------------
                                                       William E. Rowe
                                                    Chairman of the Board
                                                   Chief Executive Officer
                                                        and President


                                                    /s/ KENNETH C. BUDDE
                                          --------------------------------------
                                                      Kenneth C. Budde
                                                Executive Vice President and
                                                   Chief Financial Officer


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